                                                                    EXHIBIT 10.5

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 1 of 12



      THE SYMBOL '***' IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT THE PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

TO:                               FROM:

PF.Net Corp.                      AT&T Corp.
1800 Alexander Bell Drive         1200 Peachtree Street
4th Floor                         Room 09E30
Reston, VA  20191                 Atlanta, GA  30309
Attn:   Donald L. Branscome       Attn: Lynn O. Pardue


General Purchase Agreement Number 4569177 ("Agreement") between AT&T Corp. ("Company") and PF.Net, Corp. ("Supplier") dated October 29,1999 and as modified by Amendment Nos. 1 and 2, is further modified by Amendment Number 3 as follows:


1. ARTICLE 3: STATEMENT OF WORK FOR THE SUPPLY OF LINK(S): The following language is added to the Agreement as a new Section 3.1.N through 3.1.U:

       3.1.N The Links referenced in Section 3.1.E. of the Agreement, Amendment 2, are modified to reflect the following:

            CHANGE THE LANGUAGE IN THE FIRST LINE:

                  FROM:       Links 37, 43 and 44

                  TO:         Links 37, 38 and 39

      3.1.O For Page 18, Link 20 of Exhibit B of the Agreement, Amendment 2, the Builder Substantially Complete Date and Builder Compete Date are modified as follows:

            BUILDER SUBSTANTIALLY COMPLETE DATE:

                  FROM:       January 31, 2001

                  TO:         March 31, 2001

            BUILDER COMPLETE DATE:

                  FROM:       July 31, 2001

                  TO:         September 30, 2001

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 2 of 12


      3.1.P WASHINGTON, DC: On Link 38, the Builder is authorized by AT&T to add an additional AT&T POP location, hereinafter referred to as the "Washington DC-13th Street Addition" at no additional charge to AT&T. AT&T further authorizes Builder to add one (1) one and one-half (1 1/2") inch Conduit in addition to the three (3) Conduits already agreed upon to be installed, totaling four (4) Conduits, to the section of Link 38 between the Washington DC-13th Street Addition and the AT&T POP located at 30 East Street SW, Washington DC at no additional charge to AT&T. AT&T's credit due from Builder for the elimination of AT&T's requirement for land to build an Optical Amplifier at the Santa Ana, CA site has been offset fully by the Work to be done in this 3.1.P by Builder.

      3.1.Q CHARLOTTE TELSTAR, NC: On Link 37, the Builder is authorized by AT&T to delete the AT&T POP location known as Charlotte Telstar. This AT&T Charlotte Telstar POP deletion will be at no decrease in cost to AT&T as long as the Work outlined in Section 3.1.P above is completed by Builder according to the specifications in this Agreement.

      3.1.R LINK 43 AND LINK 44: AT&T and Builder mutually agree to cancel the respective obligations of each party for the following Links and as noted in Exhibit B:

            LINK 43: Chicago to Elkhart
            LINK 44:  Toledo to Cleveland

      AT&T will pay Builder the amount of forty percent (40%) of Builder's actual documented cost and expense which represents payment in full for services rendered prior to the date of termination. The parties agree to share ownership of the tangible work product developed prior to the date of termination and said work product includes but is not limited to the following: line list of tracts of land planned to be crossed by routes, engineering drawings, planned route maps, permit applications and permits granted, engineering notes and contact reports with permitting agencies and any other information which was obtained by the Builder and its subcontractors in conjunction with the contract to build these Links and is useful in proceeding with future construction of these Routes. AT&T shall make payment within thirty (30) days of the date of it's receipt of Builders invoice with costs documentation together with the tangible work product described herein but in no case prior to January 1, 2002.

      3.1.S REVISION OF LINK 12 PRICING:

      (a) Builder and AT&T agree to modify the pricing for the construction of Link 12 as indicated in Exhibit B attached hereto. The pricing indicated in Exhibit B shall become effective immediately for all of this Link 12; however, AT&T will continue to pay the pre-Amendment #3 Exhibit B price through September 30, 2001, at which time the parties will calculate the difference in the price paid by AT&T and the price that has been in effect since the signing of this Amendment #3 and Builder will issue to AT&T a credit in that amount. The credit will be due

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 3 of 12


            to AT&T from Builder on or before 11/1/01. The revised pricing per mile for Link 12 shall be Thirty Seven Thousand Three Hundred Seventy Dollars ($37,370) per mile for the total of Link 12.

      (b) AT&T authorizes Builder to supply and install three (3) AT&T Conduits in the city of Ft. Worth, TX, for one thousand seven hundred fifty (1,750) feet to provide a diverse routing for Link 12. The cost for these three (3) additional AT&T Conduits in the city of Ft. Worth will be at the fixed price of [***] with construction to be completed no later than March 31, 2002, or sooner, if practical; providing the city of Ft. Worth agrees to issue to Builder the necessary construction permits, including the resolution of any license issues with AT&T, if required for the construction permits. In the event, the required license and construction permits cannot be obtained from the city of Ft. Worth for the route mentioned in this Section 3.1.S(b), the parties agree to jointly seek a mutually agreed upon alternate route and its pricing.

3.1.T: LINK 4 (ORLANDO, FL TO MIAMI, FL) AND LINK 6 (ELLISVILLE, FL TO ORLANDO,
       FL):

      (a) For Link 4, the Builder Substantially Complete Date and Builder Complete Date shall be modified as follows. It is acknowledged by the parties that the Builder Substantially Complete and Builder Complete Date for Link 6 remains unchanged.

                  BUILDER SUBSTANTIALLY COMPLETE DATE FOR LINK 4:

                  FROM:       June 30, 2002

                  TO:         September 30, 2002

                  BUILDER COMPLETE DATE FOR LINK 4:

                  FROM:       December 31, 2002

                  TO:         March 31, 2003

      (b) The parties acknowledge that the construction of Links 4 and 6 are dependent upon an agreement with the Florida Turnpike ("FL TPK") to grant to AT&T adequate land rights for the construction of Links 4 and 6 only. To date, AT&T and the FL TPK have reached a verbal agreement and are currently negotiating a contract with the FL TPK. The proposed contract will require that the FL TPK will grant adequate land rights for Links 4 and 6, and AT&T will be required to provide facilities as set forth in Exhibit B, Links 4A and 6A attached hereto. The Builder has agreed to construct these additional facilities provided by AT&T for the FL TPK at the prices, terms and conditions as set forth in this Amendment and Exhibit B. The parties acknowledge that as the contract with the FL TPK has not yet been finalized, AT&T and Builder agree to negotiate in good faith any required adjustments to the price, terms and conditions based

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 4 of 12


            on the final scope of work using the unit prices listed in "Table:
            Link 4A and 6A Modifications" below. Exhibit B, Links 4A and Link 6A contain a reasonable effort between the parties to reach an estimate of the work associated with the FL TPK as it is currently known to date.

      (c) For Link 4 from Ft. Pierce to Miami, FL, AT&T will provide to the Builder fiber optic cable to be installed in an existing AT&T spare conduit located on the FL TPK between Ft. Pierce and the intersection with the Route 820 in West Hollywood, FL and on public ROW or AT&T ROW from the Route 820 location to AT&T's designated Miami POP as set forth in Exhibit B. Builder will verify the integrity for use of the existing Conduit, make repairs if required according to Article 3.1.T(h), and install the fiber optical cable for a cost of [***] per mile. If manholes, hand holes, and/or marking is required, pricing for these items will be pursuant to the Table set forth below. AT&T will provide to Builder an IRU for 24 fibers in this section from Ft Pierce to Miami and Builder will provide to AT&T an IRU for 12 fibers in the section from Dallas to Tulsa currently under construction by Builder.

      (d) If AT&T and the FL TPK fail to enter into a contract for the required land rights to construct Link 4 and/or Link 6 as set forth in Section 3.1.T(b) above by October 30, 2001, then one of the following two options will commence between the parties: (1) the parties may agree to negotiate a new schedule, prices, terms and conditions for the Link(s), 4 and/or 6, that was not covered by a contract with the FL TPK or (2) either party may terminate the respective obligations on the Link(s) not contracted with the FL TPK, and AT&T will pay Builder for Work completed on the terminated Link(s) up to the date of termination.

      (e) LINKS 4A AND 6A FL TPK: The "Table: Link 4A and 6A Modifications" below itemizes the mutually agreed upon modifications to the prices, terms and conditions as further set forth in Exhibit B that will be in effect for Links 4 and/or 6 upon the completion of a contract between AT&T and FL TPK.


TABLE:  LINK 4A AND 6A MODIFICATIONS


---------------------------------------------------------------------------------------------------------------

                SCOPE OF AMENDED WORK ASSOCIATED WITH AT&T AND FLORIDA TURNPIKE ROW AGREEMENT
---------------------------------------------------------------------------------------------------------------
                              LINK 6A: WILDWOOD TO WINDERMERE - FLORIDA TURNPIKE
---------------------------------------------------------------------------------------------------------------
                                                UNIT PRICE     QUANTITIES       PRICE ($)      LOCATION
                                                ($)
---------------------------------------------------------------------------------------------------------------
Coincident Placement of Second Cable
(provided by AT&T) in existing spare conduit                                                   Wildwood to
(in miles)                                          [***]            38          [***]         Windermere
---------------------------------------------------------------------------------------------------------------
Install Manholes for FTA at cable splice                                                       Wildwood to
points (per splice point)                           [***]            12          [***]         Windermere
---------------------------------------------------------------------------------------------------------------
Install Cable Location Markers for FTA @ 10                                                    Wildwood to
markers per mile (per mile)                         [***]            38          [***]         Windermere
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                            [***]
---------------------------------------------------------------------------------------------------------------

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 5 of 12


---------------------------------------------------------------------------------------------------------------
                             LINK 4A: WINDERMERE TO FT. PIERCE - FLORIDA TURNPIKE
---------------------------------------------------------------------------------------------------------------
                                                  UNIT PRICE
                                                  ($)          QUANTITIES       PRICE ($)         LOCATION
---------------------------------------------------------------------------------------------------------------
Engineer Furnish & Install 2 Conduits for                                                      Windermere to
the exclusive use of the Florida Turnpike          [***]           115          [***]          Fort Pierce
---------------------------------------------------------------------------------------------------------------
Install a separate 24 fiber cable in 1 of
the two conduits provided to the Florida                                                       Windermere to
Turnpike for their exclusive use                   [***]           115          [***]          Fort Pierce
---------------------------------------------------------------------------------------------------------------
Engineer Furnish & Install Handhole boxes          [***]           115          [***]          Windermere to
                                                                                               Fort Pierce
---------------------------------------------------------------------------------------------------------------
Furnish and Install Cable location markers @                                                   Windermere to
10 markers per mile                                [***]           115          [***]          Fort Pierce
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                           [***]
---------------------------------------------------------------------------------------------------------------


      (f) FOR LINK 4A--FL TPK: Builder agrees to install one (1) additional Conduit for a total of three (3) Conduits to be installed for AT&T on Link 4 between Windermere, FL and Ft. Pierce, FL at a cost of [***] per mile. In addition, Builder agrees to replace approximately one and two tenths (1.2) miles of missing spare Conduit at a fixed cost of [***] for the Work.

      (g) PRICE PER MILE FOR LINKS 4 AND 6: Upon execution of an agreement between AT&T and the FL TKP, the prices in Exhibit B, Links 4 and 6 shall be modified to be at a cost of Thirty Five Thousand Fifty Dollars ($35,050) per mile. The Work by Builder as set forth in this Article 3.1.T and the Table above are included in the new price of Thirty Five Thousand Fifty Dollars ($35,050) per mile.

      (h) Regarding the Work that Builder will provide in accordance with this Agreement on existing AT&T Conduits, it is assumed by both parties that the Conduit provided by AT&T is whole and usable for the intended purpose of installing fiber optic cable. If during the construction, it is discovered by Builder that the AT&T existing Conduit is in need of repair, Builder shall proceed with such repairs at Builder's cost plus fifteen percent (15%). Builder will maintain such records and make such records available upon AT&T's request to substantiate the costs and repairs.

3.1.U LINK 37 (ATLANTA, GA TO GREENSBORO, NC):

      (a) For the section of the Link between Charlotte, NC and Greensboro, NC, the parties have agreed to cancel construction as of July 1, 2001. AT&T will pay Builder the amount of forty percent (40%) Builder's actual documented cost and expense which represents payment in full for services rendered prior to the date of termination. The parties agree to share ownership of the tangible work

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 6 of 12


            product developed prior to the date of termination and said work product includes but not limited to the following: line list of tracts of land planned to be crossed by routes, engineering drawings, planned route maps, permit applications and permits granted, engineering notes and contact reports with permitting agencies and any other information which was obtained by the Builder and its subcontractors in conjunction with the contract to build these Links and is useful in proceeding with future construction of these Routes. AT&T shall make payment within thirty (30) days of the date of its receipt of Builder's invoice with costs documentation together with the tangible work product described herein but in no case prior to January 1, 2002.

      (b) The Builder shall place The Cable in a separate existing AT&T spare Conduit along the Charlotte to Greensboro section of Link 37.

      (c)   The Builder is granted the right by AT&T to construct up to three
            (3) additional Builder's Conduits contained in Link 37 between Charlotte to Greensboro as set forth in Exhibit B, and not included in the installation of Conduits prior to July 1, 2001. The Builder's rights to use the AT&T ROW shall be as provided as a license in the format of Exhibit K of the Agreement. During the term of the Agreement, if Builder chooses to proceed with the construction as set forth in this paragraph (c), and upon AT&T's written notice to Builder within sixty (60) days of notice of such Builder construction, then AT&T shall have the right to have Builder install one or more Conduits on this portion of Link 37 for AT&T's exclusive use at a price equal to the fraction of the Builder's total reasonable costs which are equal to the fraction of AT&T Conduits to the total number of Conduits to be installed by Builder.

2. Article 3.6 (Regeneration Buildings, OP/AMP Space and Sites) of the Agreement is amended to add the following 3.6.A through 3.6.O for only those sites identified in "Exhibit 3B: Links and Optical Amplifier Locations". Section 3.6.A of this Amendment provides for construction services to be provided by Builder to AT&T. The Builder will design, construct and install OA buildings that will be approximately twelve feet (12') by thirty feet (30') outer dimensions with a total of three hundred square feet (300 sq. ft.) of floor space as specified in Exhibit 3A of this Amendment. These services are separate and distinct from the sharing of and reimbursement of costs described in the remainder of this Amendment.

      3.6.A SUPPLY OF OA BUILDINGS: Builder agrees to supply to AT&T new Optical Amplifier ("OA") buildings (the "Supplied Services") at the Builder sites identified in "Exhibit 3B: Links and Optical Amplifier Locations" (the "Shared Sites"). It is contemplated that the new AT&T OA buildings will share the slab on which the adjacent Builder buildings are or may be located. The Supplied Services to be supplied, in addition to the other elements described in Article 3.6.A through 3.6.O, includes but is not limited to the following:

            (i) Planning, engineering, construction and placement of the OA building specified in Exhibit 3A of this Amendment;

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 7 of 12


            (ii) Supervision and inspection of the pre-fabricated buildings during fabrication and installation of the OA buildings;

            (iii) Assurance that the pre-fabricated OA building supplied by
                  Builder will be in accordance with the drawings and specifications as set forth in Exhibit 3A of this Amendment;

            (iv) Arrangement and installation of cable conduit for connection to the OA buildings;

            (v) Necessary engineering and construction services for the purpose of power and communication cables entering and passing through Builder's main building to the AT&T building;

            (vi) Support the installation of AT&T's cable locating devices and isolation closure in the Builder main OA building and connections to the appropriate equipment in the AT&T building;

      In return for these Supplied Services, AT&T will pay the Builder [***] for each OA site constructed by the Builder. All Builder invoices are due within thirty (30) days of construction completion and site acceptance by AT&T but in no event prior to January 1, 2002.

      Upon mutual agreement by AT&T and Builder, this Section 3.6A may be superceded by a separate Construction Services Agreement between the Builder and AT&T for the construction of OA sites which would include terms substantially similar to the terms described in this amended Section 3.6.A.

      3.6 B OPTICAL AMPLIFIER SITES: Builder will convey to AT&T adequate land rights and space at the Shared Sites for the use and occupation of the OA buildings. In addition, Builder will obtain all necessary land use and construction permits for the installation of the OA buildings. The nature of the rights conveyed to AT&T for the use of the land will be, dependant on the nature of Builder's interest in the underlying real estate, either fee simple ownership, partial assignment of easement, sub-lease, license or such other right of use as permitted by the nature of Builder's underlying rights. The land for the OA sites (the OA Land Sites") will be provided by Builder so that AT&T will have the right of use (regardless of the nature of AT&T's interest in the land) for a period of time no less than a period of time equal to Builder's use of the adjacent property but no less than forty (40) years from the date of the Agreement. The OA Land Sites will be free of restrictive easements or other legal restrictions with respect to use so that each party's portion of the OA site can be configured in such a way so as to permit the parties the rights to erect the parties' building(s) with parking, access and landscaping necessary to accommodate each party's respective needs. In the event Builder is unable to obtain a permit, license, grant or other right of use from any governmental entity or agencies for renewable terms for a minimum of forty
      (40) years, then Builder will obtain the maximum term available by law or regulation. In addition to the respective rights and obligations of AT&T and Builder that are expressly set forth in

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 8 of 12


      this Amendment Number 3, "Exhibit P: General Terms and Conditions Associated with Land Rights of OA Buildings and Services Contract" of this Amendment and attached hereto sets forth additional rights and obligations of AT&T and Builder, respectively, with respect to the OA land rights and will be included in the documents of conveyance from Builder to AT&T to the extent necessary. AT&T and Builder agree that if modifications to Exhibit P are required this will be by mutual agreement of the parties.

      3.6.C ELECTRICAL POWER FOR OA SITES: After expiration of the three (3) year period in which items (i) through (v) of Section 3.6.O are provided by Builder at the fixed unit price, Builder will charge AT&T negotiated rates for electrical power and building services. AT&T will have the option at any time during the term of this Agreement to provide its own electrical power upon giving ninety (90) days written notice to Builder of AT&T's intention to provide its own power.

      3.6.D EXPANSION OF OA SITE FOR AT&T: To the extent the individual OA site layouts permit Builder to reasonably do so in accordance with Exhibit 3B, Builder will reserve for AT&T sufficient space and appropriate land right(s) for nine hundred square feet (900 sq. ft.) which will consist of three (3) additional three hundred square feet (300 sq. ft.) OA buildings on Builder's slab for future expansion. Such space reservation will be subject to the following condition. After all spaces other than the slab spaces reserved for AT&T are used by Builder or sold to third parties; Builder may market for sale or use for its own purposes the spaces reserved for AT&T only after first providing AT&T the opportunity to purchase the space(s) and/or land right(s) for the slab space from Builder. Builder shall supply upon request from AT&T additional OA buildings conforming to Specifications in Exhibit 3A, within ninety (90) days or another time frame mutually agreed upon between the parties at a price not to exceed [***] per square foot for a period of three (3) years and [***] per square foot for two (2) additional years. AT&T is herewith granted the right to purchase and install their own building compatible with the adjacent buildings and substantially conforming to the specification of Exhibit 3A should AT&T decide to do so.

      3.6.E The terms for the provision of the OA building and the slab space at each specified OA site are as follows:

            (i) AT&T will own the three hundred square foot (300 sq. ft.) OA building, but the land upon which it is constructed is provided by Builder to AT&T through appropriate land rights as set forth in Article 3.6.B of this Amendment to allow for the continuous use, occupation and quiet enjoyment for a term of no less than forty (40) years unless Builder's underlying land rights can only be for a lesser term then Builder shall provide a term for the maximum period of time permitted by such rights.

            (ii) AT&T will provide appropriate rights to Builder through the AT&T OA building for all cable access through to the adjacent buildings;

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 9 of 12


            (iii) AT&T and AT&T co-location customers will have unrestricted rights of access and egress to its respective three hundred square foot (300 sq. ft.) OA building as well as non-exclusive rights of access to the OA site(s) by way of the access road and pedestrian pathways.

      3.6.F AT&T's Conduits and The Cable will be brought into Builder's main OA building at each site. The Cable will be brought into the Optical Service Entry Panel ("OSEP") provided by Builder in Builder's main OA building. AT&T's Fibers in the outside cable will be spliced to the AT&T Fibers in the inside cable (going to the AT&T LGX via the inter-building fiber conduit ladder rack) from the OSEP. Builder will provide appropriate rights to AT&T for the purpose of installing and maintaining all cables (power and communications) which enter Builder's main building and pass-through the Builder main building to connect AT&T and its customers in the AT&T OA building. Adjacent to the OSEP will be adequate space to mount an isolation closure. The office ground will be extended to this location to tie into the isolation closure. Additionally, there will be adequate space provided by Builder for the mounting of relays provided by AT&T for the LMS cable locating system.

      3.6.G In the case of a commercial AC power failure, Builder shall notify the AT&T NOC that the commercial AC power has failed, and the status of the standby generator and the dispatch of personnel to the appropriate OA site. The status of the standby generator's fuel level and estimated balance of the run time shall also be communicated to the AT&T NOC. The Builder maintenance force shall contact the AT&T NOC to notify the AT&T NOC of any alarm indications that may affect AT&T. In the case of a failure of the standby generator to automatically start upon the loss of commercial AC, Builder shall be responsible for dispatching its maintenance personnel to the site to manually start the standby generator before the battery reserve is exhausted.

      3.6.H Builder will provide additional DC power, from one hundred eighty
      (180) Amps up to three hundred sixty (360) Amps no later than six (6) months from receipt of AT&T's written request for additional power conditioned upon the parties reaching mutually acceptable terms and conditions.

      3.6.I AT&T will confirm its requirement for power fusing in ten (10) Amp increments at acceptance of the OA building or AT&T will provide the Builder a minimum of sixty (60) days written notice prior to provision of such fusing unless the parties mutually agree upon a different notice period.

      3.6.J For an additional three (3) year period after the initial three (3) year period from acceptance by AT&T, AT&T will pay and Builder agrees to provide increments of ten (10) Amp fuse power at the rate of [***] per month per ten (10) Amps. After the six (6) year period, Builder and AT&T will mutually agree upon the ten (10) Amp fuse power incremental rate based on the average market price charged by other telecom co-location providers.

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 10 of 12


      3.6.K If at any time AT&T decides to relocate from the OA building(s) provided by the Builder, Builder shall assist AT&T at no cost to Builder with planned cable intrusions necessary to extend the AT&T fibers from the initial location supplied by Builder to a location on the an OA site owned by AT&T.

      3.6.L For those OA sites on the Links identified in Exhibit 3B, Builder shall be relieved of its obligation to provide a temporary road, clearing and permitting for that portion of the Sites to be conveyed to AT&T. It does not relieve Builder of its requirements to provide adequate access and egress as set forth in this Article 3.6.

      3.6.M Builder will obtain the right and assign the OA building warranty from Rohn to AT&T or in the event, if Builder is unable to assign the warranty an acceptable alternative to AT&T will be provided.

      3.6.N Builder will be prepared to provide additional OA buildings to AT&T up to ninety (90) day written notice. In the event there are circumstances that will restrict Builder's ability to provide such OA buildings, the parties will discuss alternate solutions to the mutual agreement of the parties. The price for each additional OA building beyond the number set forth in Exhibit 3B shall be mutually agreed upon between the parties at the time of the request by AT&T for additional OA buildings, however, the price for the OA building shall not exceed [***] per square foot including installation and associated Work for a period of three (3) years from the date of this Amendment and for an additional two (2) years thereafter, the price shall not exceed [***] per square foot including installation and associated Work. In the event the parties cannot agree upon pricing for additional OA buildings, AT&T has the right to acquire and install its own OA buildings, providing such buildings substantially equal and of the same design as the original OA buildings provided by the Builder.

      3.6.O In consideration of 3.6.B through 3.6.N, Builder will provide the following:

            (i) For three (3) years from acceptance date, -48V DC power at no additional charge to AT&T; AT&T may at its sole decision utilize the Builder provided DC power or provide its own DC power at it's own expense.

            (ii) For three (3) years from acceptance date, up to one hundred eighty (180) Amps continuous drain at no additional charge to AT&T; provided, however, that should the total demand for Amps, including demands made by AT&T, Builder and third parties, exceed three hundred (300) Amps, AT&T will either share in the cost, on mutually acceptable terms, to upgrade Builder's power system or AT&T will provide its own power.

            (iii) For three (3) years from acceptance date, full building services, including building alarm monitoring at no additional charge to AT&T.

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 11 of 12


            (iv)   Acquisition of land for the location of the OA buildings;
                   and

             (v) Acquisition of all land use and construction permissions to install the building.


3.    MODIFICATIONS TO EXHIBITS:

      A. Exhibit B is deleted in its entirety and replaced with the modified Exhibit B attached hereto.

      B. Exhibit 3A and 3B are hereby added to the Agreement and attached hereto.

      C. Exhibit O: Exhibit O is deleted in its entirety and replaced with the modified Exhibit O attached hereto.

      D. Exhibit P: General Terms and Conditions Associated with Land Rights of OA Buildings and Services Contract is hereby added to the Agreement and attached hereto.




             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

                                                           Agreement No. 4569177
                                                                 Amendment No. 3
                                                                   Page 12 of 12


This Amendment No. 3 is effective as of the execution of this Amendment by both parties and shall be incorporated in and shall constitute a part of the Agreement as if fully set forth therein. EXCEPT AS AMENDED HEREIN, ALL TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.




APPROVAL:

ACKNOWLEDGED AND AGREED TO BY:



PF.NET CORP.                           AT&T CORP.


BY       /s/ Donald L. Branscome       BY      /s/ Diana L. Jones
         ----------------------------          ---------------------------------
         (signature)                           (signature)

NAME     DONALD L. BRANSCOME           NAME    DIANA L. JONES

         ----------------------------          ---------------------------------

TITLE    SENIOR VICE PRESIDENT -       TITLE   GROUP PROCUREMENT DIRECTOR,
         BUSINESS DEVELOPMENT                  AT&T SUPPLIER MANAGEMENT
         ----------------------------          ---------------------------------


DATE      July 27, 2001                DATE     July 25, 2001
         ----------------------------          ---------------------------------
         (typed or printed)                    (typed or printed)